EXHIBIT 10.5

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
                    6355 Topanga Canyon Boulevard, Suite 120
                            Woodland Hills, CA 91367

                                 October 2, 2002



To the Holders of Secured Convertible Promissory Notes of Brilliant Digital Entertainment, Inc. Set
Forth on the Schedule Attached Hereto

     Re:  Extension of Maturity Date

Gentlemen:

     This letter agreement (this "AGREEMENT") constitutes the binding agreement of Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY") and each of you that accepts the Company's offer in accordance with the terms of this Agreement (each, a "PARTICIPATING HOLDER"), pursuant to which each Participating Holder, to the extent a holder of the following, shall amend (i) the Secured Convertible Promissory Note, dated as of May 23, 2001, issued by the Company in favor of the Participating Holder, as previously amended by that certain Amendment No. One to Secured Convertible Promissory Note, dated as of December 19, 2001 (as amended, each a "MAY CONVERTIBLE NOTE" and collectively, the "MAY CONVERTIBLE NOTES"), and (ii) the Secured Convertible Promissory Note, dated as of December 19, 2001, issued by the Company in favor of the Participating Holder (each a "DECEMBER CONVERTIBLE NOTE" and collectively, the "DECEMBER CONVERTIBLE NOTES").

     For  good  and   valuable   consideration,   receipt  of  which  is  hereby
acknowledged, the Company and each Participating Holder agree as follows:

     1. AMENDMENTS TO CONVERTIBLE NOTES. Concurrently with the execution and delivery of this Agreement by a Participating Holder, such Participating Holder shall execute and deliver to the Company, to the extent applicable to the Participating Holder, (i) that certain Amendment No. Two to Secured Convertible Promissory Note, dated as of October 4, 2002, substantially in the form attached hereto as EXHIBIT A (the "MAY NOTE Amendment"), which May Note Amendment shall amend the Participating Holder's respective May Convertible Note to change the Maturity Date (as defined therein) from November 10, 2002 to December 31, 2003, and (ii) that certain Amendment No. One to Secured Convertible Promissory Note, dated as of October 4, 2002, substantially in the form attached hereto as EXHIBIT B (the "DECEMBER NOTE AMENDMENT"), which December Note Amendment shall amend the Participating Holder's respective December Convertible Note to change the Maturity Date (as defined therein) from November 10, 2002 to December 31, 2003.

     2. CONSIDERATION FOR AMENDMENTS. In consideration of each Participating Holder's amendment of the May Convertible Note and/or December Convertible Note, as soon as practicable following receipt by the Company of this Agreement and the May Note Amendment and/or December Note Amendment, as applicable, countersigned by the Participating Holder, the


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Company shall issue to such  Participating  Holder a warrant expiring October 4,
2005 (each, a "WARRANT") initially exercisable for a number of shares of Common Stock equal to (i) one hundred seventy five percent (175%) of the outstanding principal amount (which, for purposes of clarity, shall not include accrued but unpaid interest) of the May Convertible Note and/or December Convertible Note being amended by the Participating Holder pursuant to this Agreement, divided by
(ii) a price (the "EXERCISE PRICE") which represents a twelve and one-half percent (12.5%) premium over the volume weighted average per share price of the Company's Common Stock for the five (5) trading days immediately preceding October 4, 2002. Each Warrant shall have an exercise price per share equal to the Exercise Price, and shall otherwise be on the terms set forth in the form of Warrant attached as EXHIBIT C to this Agreement.

     3. PARTICIPATING PURCHASER REPRESENTATIONS. Each Participating Holder represents and warrants to the Company with respect to itself as follows:

          3.1. INVESTMENT REPRESENTATIONS.

               3.1.1. The Participating Holder has such knowledge and experience in financial and business matters, including investments of the type represented by this Agreement and the Warrants, as to be capable of evaluating the merits of an investment in the Company and can bear the economic risk of an investment in the Warrant and the shares of Common Stock that may be acquired by the Participating Holder upon exercise of the Warrant (the "WARRANT SHARES" and, together with the Warrant, the "SECURITIES");

               3.1.2. The Participating Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act of 1933 (the "SECURITIES ACT"); and

               3.1.3. The Participating Holder is acquiring the Warrant and, to the extent exercised, will be acquiring the Warrant Shares, for investment purposes only, for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof in contravention of the Securities Act or any state securities law.

          3.2. TRANSFER RESTRICTIONS. The Participating Holder acknowledges and agrees that the Securities are subject to the following transfer restrictions:

               3.2.1. The  Securities  have   not  been   registered  under  the
Securities Act, and the Participating Holder agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of the Securities, as applicable, in the absence of (i) an effective registration statement under the Securities Act as to Securities, as applicable, and registration or qualification of the Securities under any applicable Blue Sky or state securities laws then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. Upon exercise of the Warrants, each of the certificates evidencing the Warrant Shares shall bear a legend in substantially the following form:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE


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          SECURITIES  ACT AND SUCH  OTHER  SECURITIES  LAWS.  NEITHER  THIS
          SECURITY  NOR  ANY  INTEREST  OR  PARTICIPATION   HEREIN  MAY  BE
          REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

               3.2.2. In the reasonable discretion of the Company, the Company may condition any transfer of all or any portion of the Securities (other than a disposition satisfying the conditions set forth in clause (i) of SECTION 3.2.1(I) above) upon the transferee's delivery to the Company of a written agreement, in form and substance reasonably satisfactory to the Company, whereby the transferee (i) makes such representations and warranties to and for the benefit of the Company as are comparable to the representations and warranties of the Participating Holder hereto, as and to the extent applicable to the proposed disposition, and (ii) agrees to be bound by the transfer restrictions set forth in this SECTION 3.2.

          3.3. MANNER OF SALE. At no time was the Participating Holder presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

     4. REGISTRATION RIGHTS. The Company agrees that each Participating Holder shall be entitled to have the Warrant Shares registered with the Securities and Exchange Commission for resale under the Securities Act upon the same terms as the registration rights granted by the Company to the Participating Holder with respect to the shares of Common Stock underlying the Participating Holder's May Convertible Note and/or December Convertible Note.

     5. HOLDBACK AGREEMENT. Notwithstanding registration of the Warrant Shares, prior to January 23, 2003, each Participating Holder agrees not to affect any private or public sale of, make any short sale of, loan, pledge, grant any option with respect to, or otherwise dispose of or transfer for value, any of the Warrant Shares acquired by such Participating Holder upon exercise of the Warrant issued hereunder.

     6. AUTHORIZATION. The Company, and each subsidiary (a "SUBSIDIARY") of the Company that executes this Agreement, has the full legal right, power and authority to conduct its business and affairs. The Company and each Subsidiary has the full legal right, power and authority to enter into and perform its obligations under this Agreement, the May Note Amendment, the December Note Amendment and the Warrant (collectively, the "TRANSACTION DOCUMENTS"), to the extent a party thereto. The execution and delivery by the Company and each Subsidiary of each Transaction Document to which it is a party, and the performance by the Company and each Subsidiary of its respective obligations under each Transaction Document to which it is a party, are within the corporate powers of the Company and each Subsidiary, and have been duly authorized by all necessary corporate action properly taken. The officer(s) executing the Transaction Documents are duly authorized to act on behalf of the Company and each Subsidiary.


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     7.   ACKNOWLEDGEMENT AND REAFFIRMATION OF SECURITY AGREEMENTS. The Company,
and each Subsidiary, hereby agree that (i) the Security and Pledge Agreement, dated as of May 23, 2001, as amended, executed by the Company and each Subsidiary (the "May Security Agreement") and (ii) the Security and Pledge Agreement, dated as of December 19, 2001, as amended, executed by the Company and each Subsidiary (the "December Security Agreement") are and shall continue, after the amendments to the May Convertible Notes and December Convertible Notes contemplated herein, in full force and effect and are hereby confirmed in all respects and the Company and each Subsidiary hereby reaffirms each and every obligation thereunder and each of the waivers and consents made therein. The Company and each Subsidiary agree that all references in the May Security Agreement to the Convertible Notes shall mean and be a reference to the Convertible Notes as amended by the May Note Amendments and the Company and each Subsidiary agree that all references in the December Security Agreement to the Convertible Notes shall mean and be a reference to the Convertible Notes as amended by the December Note Amendments.

     8. ACKNOWLEDGEMENT AND REAFFIRMATION OF GUARANTEES. (a) Each Subsidiary hereby agrees that (i) the Guaranty, dated as of May 23, 2001, executed by each Subsidiary (the "May Guaranty") and (ii) the Guaranty, dated as of December 19, 2001, executed by each Subsidiary (the "December Guaranty"), are and shall continue, after the amendments to the May Convertible Notes and December Convertible Notes contemplated herein, in full force and effect and are hereby confirmed in all respects and each Subsidiary hereby reaffirms each and every obligation thereunder and each of the waivers and consents made therein. Each Subsidiary agrees that all references in the May Guaranty to the Convertible Notes, or words of similar import, shall mean and be a reference to the Convertible Notes as amended by the May Note Amendments and each Subsidiary agrees that all references in the December Guaranty to the Convertible Notes, or words of similar import, shall mean and be a reference to the Convertible Notes as amended by the December Note Amendments. Any reference in the May Guaranty to Secured Obligations or Convertible Note Loans shall include, to the extent applicable, the Convertible Notes as amended by the May Note Amendments and any reference in the December Guaranty to Secured Obligations or Convertible Note Loans shall include, to the extent applicable, the Convertible Notes as amended by the December Note Amendments.

          (b) Each Subsidiary acknowledges that the amendments to the May Convertible Notes and the December Convertible Notes contemplated herein directly benefit each Subsidiary and that such amendments provide for an extension of the maturity date of the May Convertible Notes and the December Convertible Notes to December 31, 2003.

     9. MISCELLANEOUS. This Agreement and the exhibits and schedules attached hereto represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; provided, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the obligations described herein, the provision of this Agreement shall control. This Agreement shall be construed and enforced in accordance with, and shall be governed by, the laws of the State of California, without regard to the conflict of law principles thereof. Any dispute arising under or in relation to this Agreement shall be resolved in any competent court located in Los Angeles County, State of California, and the Company and each Participating Holder hereby irrevocably submit to the jurisdiction of any such court. This Agreement may be executed in any


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number of  counterparts  and by different  parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

     If the terms and provisions of this Agreement are acceptable to you, please indicate your acceptance and approval by signing, or by causing to be signed on your behalf, the enclosed copy of this Agreement and the accompanying May Note Amendment and/or December Note Amendment, and returning such signed documents to the undersigned.

                                          Very truly yours,

                                          BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                          a Delaware corporation

                                          By:      /s/ Rob Chmiel
                                                   ---------------------------
                                                   Rob Chmiel
                                          Its:     Chief Financial Officer and
                                                   Chief Operating Officer

ACCEPTED:

PARTICIPATING HOLDER:

------------------------------------
(Print Name of Participating Holder)

------------------------------------
(Signature)

------------------------------------
(Title, if applicable)

Address:
         ---------------------------

         ---------------------------

         ---------------------------




AGREED:


BRILLIANT DIGITAL ENTERTAINMENT, INC.,
a Delaware corporation

By:      /s/ Rob Chmiel
         ---------------------------
         Rob Chmiel
Its:     Chief Financial Officer and
         Chief Operating Officer


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


BRILLIANT STUDIOS, INC.

By:      ---------------------------
         Rob Chmiel
Its:     Chief Financial Officer and
         Chief Operating Officer

BRILLIANT B3D, INC.

By:      ---------------------------
         Rob Chmiel
Its:     Chief Financial Officer and
         Chief Operating Officer


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


                                   SCHEDULE OF
                                  NOTE HOLDERS

                                       PRINCIPAL AMOUNT         PRINCIPAL AMOUNT
                                           OF MAY                 OF DECEMBER
NAME OF NOTE HOLDER                    CONVERTIBLE NOTE         CONVERTIBLE NOTE
-------------------                    ----------------         ----------------

Harris Toibb                              $ 2,000,000                  $ 350,000
   6355 Topanga Canyon Blvd.
   Suite 411
   Woodland Hills, CA 91367

Europlay 1, LLC                               214,150                         --
   15821 Ventura Blvd., Suite 525
   Encino, California  91436

Preston Ford, Inc.                             50,000                         --
   P.O. Box 98
   Preston, MD 21655

Capel Capital, Ltd.                                --                    400,000
   P.O. Box 212                           -----------                  ---------
   Hadsley House
   St. Peter Port
   Guernsey, Channel Islands

   Total                                  $ 2,264,150                  $ 750,000
                                          ===========                  =========


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                                    EXHIBIT A
                                       TO
                                LETTER AGREEMENT

                              Dated October 2, 2002


                           FORM OF MAY NOTE AMENDMENT


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


                                    EXHIBIT B
                                       TO
                                LETTER AGREEMENT

                              Dated October 2, 2002


                         FORM OF DECEMBER NOTE AMENDMENT


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


                                    EXHIBIT C
                                       TO
                                LETTER AGREEMENT

                              Dated October 2, 2002


                                 FORM OF WARRANT


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